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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) October 21, 1996

                           Security Banc Corporation
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            (Exact name of registration as specified in its charter)

           Ohio                        0-13655                   31-1133284
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(State or other Jurisdiction    (Commission File Number)           (IRS Employer
of Incorporation)                                            Identification No.)

                   40 S. Limestone St. Springfield, OH 45502
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (937) 324-6800

                                      N/A
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         (Former name or former address, if changed since last report)

Date of report:   October 21, 1996

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On October 21, 1996 Registrant consummated the merger with Third Financial Corporation, Piqua, Ohio. Registrant had total assets of $682,195,000 and Third Financial has total assets of $160,562,000. As part of the merger, Registrant paid in cash $33.41 per share or $40 million in the aggregate for 100% of the outstanding shares of Third Financial. Third Financial's subsidiary, the Third Savings and Loan Company, will be operated as a subsidiary of Registrant.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

As of the date of filing this Current Report on Form 8-K, it is impracticable for the Registrant to provide financial statements and pro forma financial information as required by this Item 7. Such information will be filed by amendment to this Form 8-K no later than 60 days after November 1, 1996.


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Security Banc Corporation

Dated:   11/4/96                        /s/ J. William Stapleton